UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2023

Morphic Holding, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38940	47-3878772
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

35 Gatehouse Drive, A2 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 996-0955

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On February 13, 2023, Morphic Holding, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain investors listed on the signature pages thereto (the “Investors”), pursuant to which the Company agreed to sell and issue to the Investors in a private placement (the “Private Placement”) an aggregate of (i) 848,655 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $35.35 per share and (ii) 1,980,198 pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 1,980,198 shares of Common Stock (the “Warrant Shares” and, together with the Shares and the Pre-Funded Warrants, the “Securities”) at a purchase price of $35.3499 per Pre-Funded Warrant. Each Pre-Funded Warrant has an exercise price of $0.0001 per Warrant Share. The Pre-Funded Warrants are exercisable at any time after their original issuance and will not expire.

The Private Placement is anticipated to close on or about February 15, 2023, subject to the satisfaction of customary closing conditions. The Company anticipates receiving gross proceeds from the Private Placement of approximately $100.0 million, before deducting costs and expenses. The Company intends to use the net proceeds from the Private Placement for working capital general corporate purposes, including clinical development.

The Pre-Funded Warrants to be issued in the Private Placement will provide that the holder of the Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”).

The foregoing descriptions of the Securities Purchase Agreement and Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1 and 4.01, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Investors also entered into a Registration Rights Agreement, dated as of February 13, 2023 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares and the Warrant Shares (the “Registerable Securities”). The Company has agreed to prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) promptly, and in any event within 30 days of the closing of the Private Placement, and to use commercially reasonable efforts to have the Registration Statement declared effective within 30 days (provided that if the Registration Statement is an automatically effective shelf registration statement, or a prospectus supplement to an automatically effective shelf registration statement, it shall become effective upon filing with the SEC pursuant to Rule 462(e)) of the Securities Act of 1933, as amended (the “Securities Act”).

The Company has granted the Investors customary indemnification rights in connection with the Registration Rights Agreement. The Investors have also granted the Company customary indemnification rights in connection with the Registration Statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above under Item 1.01, to the extent required by Item 3.02 of Form 8-K, is hereby incorporated by reference herein. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the Securities was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Securities did not involve a public offering and was made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 12, 2023, in connection with the effectiveness of new SEC rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of the Company, the Company’s board of directors (the “Board”) approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), which became immediately effective.

Among other things, the amendments effected by the Amended and Restated Bylaws:

•	revise certain provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to conform to recent amendments to the DGCL;
•	update certain provisions related to the conduct of stockholder meetings, including clarifying that the presiding person of a stockholder meeting may set additional attendance or other procedures for meeting attendees and Rule 14a-8 proponents;
•	revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, including (1) requiring additional information, representations and disclosures from proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies, (2) restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting, (3) requiring that proposed nominees be available for interviews by the Board or any Board committee thereof;
•	address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”) (e.g., providing that stockholders delivering a notice of nomination certify to the Company in writing that they have complied with the Universal Proxy Rules requirements, providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements, requiring that a stockholder providing notice pursuant to the advance notice bylaws to inform the Company if a stockholder no longer plans to solicit proxies in accordance with the Universal Proxy Rules, and requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the meeting, etc.);
•	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;

•	require that a stockholder intending to authorize a qualified representative to act for such stockholder as a proxy to present a nomination or proposal at such meeting to give notice of such authorization to the Company at least three business days before the applicable meeting;
•	amend the notice provisions to reflect amendments to the DGCL relating to electronic transmission of notices to stockholders; and
•	add an emergency bylaw provision to provide clarity and authority to directors and certain officers during an emergency situation that would otherwise prevent a quorum of the Board or a Board committee from being achieved.

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes, including changes to align with the language used in certain provisions of the DGCL and the Universal Proxy Rules.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Morphic Holding, Inc. (as amended and restated on February 12, 2023)

4.1	Form of Pre-Funded Warrant

10.1*	Securities Purchase Agreement, dated February 13, 2023, by and among Morphic Holding, Inc. and the investors listed on the signature pages thereto

10.2	Registration Rights Agreement, dated February 13, 2023, by and among Morphic Holding, Inc. and the investors listed on the signature pages thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: February 13, 2023	By:	/s/ Marc Schegerin
Marc Schegerin, M.D.
Chief Financial Officer and Chief Operating Officer